TIANJIN HUANENG GROUP ENERGY EQUIPMENT CO., LTD. (Unaudited) Condensed Financial Statements For The Six Months Ended June 30, 2007

TIANJIN HUANENG GROUP ENERGY EQUIPMENT CO., LTD.

INDEX TO CONDENSED FINANCIAL STATEMENTS

(UNAUDITED)

Page

Condensed Balance Sheets	F-2

Condensed Statements of Operations And Comprehensive Income	F-3

Condensed Statements of Cash Flows	F-4

Condensed Statement of Owners’ Equity	F-5

Notes to Condensed Financial Statements	F-6 to F-18

TIANJIN HUANENG GROUP ENERGY EQUIPMENT CO., LTD.
CONDNESED BALANCE SHEETS
AS OF JUNE 30, 2007 AND DECEMBER 31, 2006
(Currency expressed in United States Dollars (“US$”))

	June 30, 2007	December 31, 2006
	(unaudited)	(audited)
ASSETS
Current assets:
Cash and cash equivalents	$384,607	$282,148
Accounts receivable, net	4,648,699	4,129,068
Inventories	3,265,915	3,136,141
Prepayments and other receivables	881,590	569,416

Total current assets	9,180,811	8,116,773

Non-current assets:
Property, plant and equipment, net	1,156,835	1,151,521
Intangible assets, net	502,269	507,556

TOTAL ASSETS	$10,839,915	$9,775,850

LIABILITIES AND OWNERS’ EQUITY
Current liabilities:
Short-term bank loan	$1,154,703	$1,154,703
Accounts payable, trade	1,124,468	614,355
Deferred revenue	668,345	696,813
Advances from customers	2,601,305	2,513,511
Value-added tax payable	863,151	875,750
Income taxes payable	899,421	835,860
Deferred tax liabilities	31,489	79,038
Accrued liabilities and other payables	1,404,290	1,148,560

Total current liabilities	8,747,172	7,918,590

Long-term liabilities:
Long-term payables	748,412	748,412

Total liabilities	9,495,584	8,667,002

Owners’ equity:
Registered capital	720,786	720,786
Accumulated other comprehensive income	123,098	66,449
Statutory reserve	257,466	257,466
Retained earnings	242,981	64,147

Total owners’ equity	1,344,331	1,108,848

TOTAL LIABILITIES AND OWNERS’ EQUITY	$10,839,915	$9,775,850

See accompanying notes to condensed financial statements.

TIANJIN HUANENG GROUP ENERGY EQUIPMENT CO., LTD.
CONDENSED STATEMENTS OF OPERATIONS AND COMPREHENSIVE INCOME
FOR THE SIX MONTHS ENDED JUNE 30, 2007 AND 2006
(Currency expressed in United States Dollars (“US$”))
(Unaudited)

	Six Months Ended June 30,
	2007	2006

Revenue, net
Product	$5,944,303	$3,597,777
Maintenance	705,566	480,226
	6,649,869	4,078,003

Cost of revenue
Product	5,129,097	3,083,888
Maintenance	42,334	28,814
	5,171,431	3,112,702

Gross profit	1,478,438	965,301

Operating expenses:
Sales and marketing	654,140	364,787
Depreciation and amortization	119,882	85,534
Research and development	61,541	59,093
General and administrative	309,549	245,831

Total operating expenses	1,145,112	755,245

Income from operations	333,326	210,056

Other income (expenses):
Interest expense	(86,692)	(70,880)
Interest income	1,180	560
Other income	16,990	9,977
Gain on disposal of plant and equipment	2,066	-

Total other expenses	(66,456)	(60,343)

Income before income taxes	266,870	149,713

Income tax expense	(67,299)	(53,090)

NET INCOME	$199,571	$96,623

Other comprehensive income:
- Foreign currency translation gain	56,649	6,375

COMPREHENSIVE INCOME	$256,220	$102,998

See accompanying notes to condensed financial statements.

TIANJIN HUANENG GROUP ENERGY EQUIPMENT CO., LTD.
CONDENSED STATEMENTS OF CASH FLOWS
FOR THE SIX MONTHS ENDED JUNE 30, 2007 AND 2006
(Currency expressed in United States Dollars (“US$”))
(Unaudited)

	Six Months Ended June 30,
	2007	2006
Cash flows from operating activities:
Net income	$199,571	$96,623
Adjustments to reconcile net income to net cash provided by (used in) operating activities:
Gain on disposal of plant and equipment	(2,066)	-
Depreciation and amortization	119,882	85,534
Allowance for doubtful accounts	103,419	-
Deferred tax benefit	(47,549)	-
Change in operating assets and liabilities:
Accounts receivable, trade	(623,050)	(170,624)
Inventories	(129,774)	(1,308,034)
Prepayments and other receivables	(312,174)	(80,958)
Accounts payable	510,113	(36,971)
Deferred revenue	(28,468)	(75,700)
Advances from customers	87,794	1,249,042
Value-added tax payable	(12,599)	(99,207)
Income taxes payable	63,561	4,876
Accrued liabilities and other payables	255,730	309,109

Net cash provided by (used in) operating activities	184,390	(26,310)

Cash flows from investing activities:
Purchase of property, plant and equipment	(123,582)	(50,987)
Proceeds from disposal of plant and equipment	5,739	-

Net cash used in investing activities	(117,843)	(50,987)

Cash flows from financing activities:
Dividends paid to owners	(20,737)	-
Repayment of long-term payables	-	(25,411)

Net cash used in financing activities	(20,737)	(25,411)

Foreign currency translation adjustment	56,649	6,375

NET CHANGE IN CASH AND CASH EQUIVALENTS	102,459	(96,333)

CASH AND CASH EQUIVALENTS, BEGINNING OF PERIOD	282,148	258,737

CASH AND CASH EQUIVALENTS, END OF PERIOD	$384,607	$162,404

SUPPLEMENTAL DISCLOSURE OF CASH FLOW INFORMATION:
Cash paid for income taxes	$3,738	$48,214
Cash paid for interest expenses	$86,692	$70,880

See accompanying notes to condensed financial statements.

TIANJIN HUANENG GROUP ENERGY EQUIPMENT CO., LTD.
CONDENSED STATEMENT OF OWNERS’ EQUITY
FOR THE SIX MONTHS ENDED JUNE 30, 2007
(Currency expressed in United States Dollars (“US$”))
(Unaudited)

	Registered capital	Accumulated other comprehensive income	Statutory reserve	Retained earnings	Total owner’s equity

Balance as of January 1, 2007	$720,786	$66,449	$257,466	$64,147	$1,108,848

Foreign currency translation adjustment	-	56,649	-	-	56,649
Net income for the period	-	-	-	199,571	199,571
Dividends paid to owners	-	-	-	(20,737)	(20,737)
Balance as of June 30, 2007	$720,786	$123,098	$257,466	$242,981	$1,344,331

See accompanying notes to condensed financial statements.

TIANJIN HUANENG GROUP ENERGY EQUIPMENT CO., LTD.
NOTES TO CONDENSED FINANCIAL STATEMENTS
FOR THE SIX MONTHS ENDED JUNE 30, 2007 AND 2006
(Currency expressed in United States Dollars (“US$”))
(Unaudited)

1.	BASIS OF PRESENTATION

The accompanying unaudited condensed financial statements have been prepared in accordance with both generally accepted accounting principles for interim financial information, and the instructions to Form 10-QSB and Item 310(b) of Regulation S-B. Accordingly, they do not include all of the information and footnotes required by generally accepted accounting principles for complete financial statements. The accompanying unaudited condensed financial statements reflect all adjustments (consisting of normal recurring accruals) that are, in the opinion of management, considered necessary for a fair presentation of the results for the interim periods presented. Interim results are not necessarily indicative of results for a full year.

The condensed financial statements and related disclosures have been prepared with the presumption that users of the interim financial information have read or have access to our annual audited financial statements for the preceding fiscal year. Accordingly, these condensed financial statements should be read in conjunction with the financial statements for the year ended December 31, 2006.

2.	ORGANIZATION AND BUSINESS BACKGROUND

Tianjin Huaneng Group Energy Equipment Co., Ltd. (“the Company”) was established in 1987 as a state-owned enterprise and then was restructured in July 2004 as a limited liability company with 51% of its equity interest owned by Tianjin Municipal Ji County State-owned Assets Administration Commission (“SAAC”) and 49% of equity interest owned by employees in the People’s Republic of China (“PRC”). Its principal place of business is located in No.119 Yuyang South Road, Ji County, Tianjin Municipality, the PRC. The registered capital of the Company is US$720,786 (equivalent to Renminbi Yuan (“RMB”) 5,940,000).

The Company is principally engaged in the design, development and manufacturing and marketing of energy-saving related heating products such as heat pipes, heat exchangers, specialty heating pipes and tubes, high temperature hot blast stoves, heating filters, normal pressure water boilers, solar energy water heaters and radiators. These products are distributed in the PRC and Southeast Asia.

3.	SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

●	Basis of Presentation

These accompanying unaudited condensed financial statements have been prepared in accordance with generally accepted accounting principles in the United States of America.

●	Use of Estimates

In preparing these financial statements, management makes estimates and assumptions that affect the reported amounts of assets and liabilities in the balance sheets and revenues and expenses during the period reported. Actual results may differ from these estimates.

TIANJIN HUANENG GROUP ENERGY EQUIPMENT CO., LTD.
NOTES TO CONDENSED FINANCIAL STATEMENTS
FOR THE SIX MONTHS ENDED JUNE 30, 2007 AND 2006
(Currency expressed in United States Dollars (“US$”))
(Unaudited)

●	Revenue Recognition

The Company derives revenues from the provision of energy-saving projects. The Company recognizes its revenues net of value-added taxes (“VAT”). The Company is subject to VAT which is levied on the majority of the products at the rate of 17% on the invoiced value of sales. Output VAT is borne by customers in addition to the invoiced value of sales and input VAT is borne by the Company in addition to the invoiced value of purchases to the extent not refunded for export sales.

In accordance with the SEC’s Staff Accounting Bulletin No. 104, Revenue Recognition, the Company recognizes revenue when persuasive evidence of an arrangement exists, transfer of title has occurred or services have been rendered, the selling price is fixed or determinable and collectibility is reasonably assured.

The Company sells their products and services under a bundled sales arrangement, which typically include equipment, installation, testing and maintenance components. The components of equipment, installation and testing are non-separable and considered as a single unit of deliverables, namely product revenue. Hence, the product and maintenance are considered separate units of accounting in the arrangement.

Revenues under these bundled arrangements are allocated considering the relative fair values of two separate deliverables: (a) product deliverable and (b) maintenance deliverable, included in the bundled arrangement based on the estimated relative fair values of each element in accordance with EITF 00-21, “Accounting for Multiple Element Revenue Arrangements” and recognized when the applicable revenue recognition criteria for each element are met.

(a)	Product Revenue

Revenue from these product deliverables are recognized upon final acceptance, which is signed by the customer when installation is completed.

In accordance with EITF 00-10, “Accounting for Shipping and Handling Fees and Costs,” the Company records shipping and handling costs incurred for inbound and outbound freight as a component of cost of revenues.

(b)	Maintenance Revenue

Revenue from maintenance support for the Company’s products are deferred and recognized ratably over the term of the service period upon the acceptance of the products, which is generally 12 months. As of June 30, 2007 and 2006, the unrecognized portion of revenue related to maintenance was $668,345 and $401,866 and were included in the Deferred Revenue caption on the balance sheets.

(c)	Interest Income

Interest income is recognized on a time apportionment basis, taking into account the principal amounts outstanding and the interest rates applicable.

TIANJIN HUANENG GROUP ENERGY EQUIPMENT CO., LTD.
NOTES TO CONDENSED FINANCIAL STATEMENTS
FOR THE SIX MONTHS ENDED JUNE 30, 2007 AND 2006
(Currency expressed in United States Dollars (“US$”))
(Unaudited)

●	Cost of Revenue

Cost of revenue consists primarily of material costs, direct labor, shipping and handling fee, depreciation and manufacturing overheads, which are directly attributable to the manufacture of products and the provision of the energy-saving projects.

●	Cash and Cash Equivalents

Cash and cash equivalents are carried at cost and represent cash on hand, demand deposits placed with banks or other financial institutions and all highly liquid investments with an original maturity of three months or less as of the purchase date of such investments.

●	Accounts Receivable and Allowance for Doubtful Accounts

The Company carries accounts receivable at their face amounts less an allowance for doubtful accounts. On a regular basis, an allowance for uncollectible receivables is established and determined based upon past transaction history with customers, customer payment practices and economic conditions. Actual collection experience may differ from the current estimate of net receivables. A change to the allowance for uncollectible amounts may be required if a future event or other change in circumstances results in a change in the estimate of the ultimate collectibility of a specific account. The Company does not require collateral for the accounts receivable balances. For the six months ended June 30, 2007 and 2006, the Company recorded an allowance for doubtful accounts of $103,419 and $Nil, respectively.

●	Inventories

Inventories consist primarily of finished goods, work in process and raw materials and are stated at the lower of cost or net realizable value, with cost being determined on a weighted average basis. Allowance for slow-moving and obsolescence is an estimate amount based on an analysis of current business and economic risks, the duration of the inventories held and other specific identifiable risks that may indicate a potential loss. The allowance is reviewed regularly to ensure that it adequately provides for all reasonable expected losses. For the six months ended June 30, 2007 and 2006, the Company did not record any allowance for obsolescence.

●	Property, Plant and Equipment

Property, plant and equipment are stated at cost less accumulated depreciation and accumulated impairment losses, if any. Depreciation is calculated on the straight-line basis over the following expected useful lives from the date on which they become fully operational and after taking into account their estimated residual values:

	Depreciable life	Residual value

Building	20 years	5%
Plant and machinery	10 years	5%
Motor vehicles	5 years	5%
Office equipment	10 years	5%

TIANJIN HUANENG GROUP ENERGY EQUIPMENT CO., LTD.
NOTES TO CONDENSED FINANCIAL STATEMENTS
FOR THE SIX MONTHS ENDED JUNE 30, 2007 AND 2006
(Currency expressed in United States Dollars (“US$”))
(Unaudited)

Expenditure for maintenance and repairs is expensed as incurred. The gain or loss on the disposal of property, plant and equipment is the difference between the net sales proceeds and the carrying amount of the relevant assets and is recognized in the statements of operations.

●	Land Use Right

All lands in the PRC are owned by the PRC government. The government in the PRC, according to the relevant PRC law, may sell the right to use the land for a specified period of time. Thus, all of the Company’s land purchases in the PRC are considered to be leasehold land and are stated at cost less accumulated amortization and any recognized impairment loss. Amortization is provided over the term of the land use right agreements on a straight-line basis, which is 50 years and they will expire in 2054.

Amortization expense totaled $5,287 and $5,287 for the six months ended June 30, 2007 and 2006, respectively.

●	Valuation of Long-lived Assets

In accordance with SFAS No. 144,“Accounting for the Impairment or Disposal of Long-Lived Assets,” the Company reviews its long-lived assets, including property, plant and equipment, for impairment whenever events or changes in circumstances indicate that the carrying amounts of the assets may not be fully recoverable. If the total of the expected undiscounted future net cash flows is less than the carrying amount of the asset, a loss is recognized for the difference between the fair value and carrying amount of the asset. There has been no impairment as of June 30, 2007.

●	Comprehensive Income

SFAS No. 130, “Reporting Comprehensive Income”, establishes standards for reporting and display of comprehensive income, its components and accumulated balances. Comprehensive income as defined includes all changes in equity during the period from non-owner sources. Accumulated comprehensive income, as presented in the accompanying statement of owners’ equity consists of changes in unrealized gains and losses on foreign currency translation. This comprehensive income is not included in the computation of income tax expense or benefit.

●	Income Taxes

The Company accounts for income tax using SFAS No. 109 “Accounting for Income Taxes”, which requires the asset and liability approach for financial accounting and reporting for income taxes. Under this approach, deferred income taxes are provided for the estimated future tax effects attributable to temporary differences between financial statement carrying amounts of assets and liabilities and their respective tax bases, and for the expected future tax benefits from loss carry-forwards and provisions, if any. Deferred tax assets and liabilities are measured using the enacted tax rates expected in the years of recovery or reversal and the effect from a change in tax rates is recognized in the statements of operations and comprehensive income in the period of enactment. A valuation allowance is provided to reduce the amount of deferred tax assets if it is considered more likely than not that some portion of, or all of the deferred tax assets will not be realized.

TIANJIN HUANENG GROUP ENERGY EQUIPMENT CO., LTD.
NOTES TO CONDENSED FINANCIAL STATEMENTS
FOR THE SIX MONTHS ENDED JUNE 30, 2007 AND 2006
(Currency expressed in United States Dollars (“US$”))
(Unaudited)

●	Foreign Currencies Translation

The functional currency of the Company is Renminbi Yuan (“RMB”). The accompanying financial statements have been expressed in United States dollars, the reporting currency of the Company. The balance sheet is translated into United States dollars based on the rates of exchange ruling at the balance sheet date. The statements of operations and comprehensive income are translated using a weighted average rate for the period. Translation adjustments are reflected as cumulative translation adjustments in owners’ equity.

●	Retirement Plan Costs

Contributions to retirement schemes (which are defined contribution plans) are charged to general and administrative expenses in the statements of operations and comprehensive income as and when the related employee service is provided.

●	Research and Development Costs

Research and development costs are expensed when incurred in the development of new processes including significant improvements and refinements of existing products. Such costs mainly relate to labor and material cost. The Company incurred $61,541 and $59,093 for the six months ended June 30, 2007 and 2006, respectively.

●	Product Warranty

Under the terms of the contracts, the Company provides a product warranty on the equipment to its customers for a period of twelve months upon the completion of installation at the Company’s expense. The Company has not experienced any material returns where it was under obligation to honor this standard warranty provision. As such, no reserve for product warranty has been provided in the statements of operations for the six months ended June 30, 2007 and 2006.

●	Related Parties

Parties, which can be a corporation or individual, are considered to be related if the Company has the ability, directly or indirectly, to control the other party or exercise significant influence over the other party in making financial and operating decisions. Companies are also considered to be related if they are subject to common control or common significant influence.

●	Segment Reporting

SFAS No. 131 “Disclosures about Segments of an Enterprise and Related Information” establishes standards for reporting information about operating segments on a basis consistent with the Company’s internal organization structure as well as information about geographical areas, business segments and major customers in financial statements. The Company operates in one principal reportable business segment. All the customers are located in the PRC and the South East Asia region.

TIANJIN HUANENG GROUP ENERGY EQUIPMENT CO., LTD.
NOTES TO CONDENSED FINANCIAL STATEMENTS
FOR THE SIX MONTHS ENDED JUNE 30, 2007 AND 2006
(Currency expressed in United States Dollars (“US$”))
(Unaudited)

●	Fair Value of Financial Instruments

The Company values its financial instruments as required by SFAS No. 107, “Disclosures about Fair Value of Financial Instruments”. The estimated fair value amounts have been determined by the Company, using available market information and appropriate valuation methodologies. The estimates presented herein are not necessarily indicative of amounts that the Company could realize in a current market exchange.

The Company’s financial instruments primarily include cash and cash equivalents, trade accounts receivable, inventories, prepayments and other receivables, short-term bank loan, trade accounts payable, deferred revenue, advances from customers, value-added tax payable, income taxes payable, accrued liabilities and other payable.

As of the balance sheet dates, the estimated fair values of financial instruments were not materially different from their carrying values as presented due to short maturities of these instruments.

●	Recently Issued Accounting Standards

The Company has reviewed all recently issued, but not yet effective, accounting pronouncements and do not believe the future adoption of any such pronouncements may be expected to cause a material impact on its financial condition or the results of its operations.

In June 2006, the FASB issued Interpretation No. 48, Accounting for Uncertainty in Income Taxes (“FIN 48”). FIN 48 clarifies the accounting for uncertainty in income taxes recognized in the Company’s financial statements in accordance with SFAS No. 109. FIN 48 prescribes a recognition threshold and measurement attributes for the financial statement recognition and measurement of a tax position taken or expected to be taken in a tax return. The Company adopted FIN48 on January 1, 2007. The adoption of FIN 48 did not have an effect on the results of operations or financial condition. The Company did not have any unrecognized tax benefits as of June 30, 2007.

On February 15, 2007, the Financial Accounting Standards Board (“FASB”) issued Statement of Financial Accounting Standards No. 159, “The Fair Value Option for Financial Assets and Financial Liabilities — Including an Amendment of FASB Statement No. 115” (“SFAS 159”). This standard permits an entity to measure financial instruments and certain other items at estimated fair value. Most of the provisions of SFAS No. 159 are elective; however, the amendment to FASB No. 115,“Accounting for Certain Investments in Debt and Equity Securities,” applies to all entities that own trading and available-for-sale securities. The fair value option created by SFAS 159 permits an entity to measure eligible items at fair value as of specified election dates. The fair value option (a) may generally be applied instrument by instrument, (b) is irrevocable unless a new election date occurs, and (c) must be applied to the entire instrument and not to only a portion of the instrument. SFAS 159 is effective as of the beginning of the first fiscal year that begins after November 15, 2007. Early adoption is permitted as of the beginning of the previous fiscal year provided that the entity (i) makes that choice in the first 120 days of that year, (ii) has not yet issued financial statements for any interim period of such year, and (iii) elects to apply the provisions of FASB 157. Management is currently evaluating the impact of SFAS 159, if any, on the Company’s financial statements.

TIANJIN HUANENG GROUP ENERGY EQUIPMENT CO., LTD.
NOTES TO CONDENSED FINANCIAL STATEMENTS
FOR THE SIX MONTHS ENDED JUNE 30, 2007 AND 2006
(Currency expressed in United States Dollars (“US$”))
(Unaudited)

4.	ACCOUNTS RECEIVABLE, NET

The majority of the Company’s sales are on credit terms and in accordance with terms specified in the contracts governing the relevant transactions. The Company evaluates the need of an allowance for doubtful accounts based on specifically identified amounts that management believes to be uncollectible. If actual collections experience changes, revisions to the allowance may be required. Based upon the aforementioned criteria, the allowances for doubtful accounts are provided as $103,419 and $Nil for the six months ended June 30, 2007 and 2006, respectively.

	June 30, 2007	December 31, 2006
		(audited)

Accounts receivable, gross	$5,329,410	$4,706,360

Less: allowance for doubtful accounts	(680,711)	(577,292)

Accounts receivable, net	$4,648,699	$4,129,068

5.	INVENTORIES

Inventories consisted of the following:

	June 30, 2007	December 31, 2006
		(audited)

Raw materials	$534,995	$508,161
Work in process	750,189	245,082
Finished goods	1,980,731	2,382,898

	$3,265,915	$3,136,141

As of June 30, 2007 and December 31, 2006, the Company recorded no allowance for obsolete inventories and write-offs.

TIANJIN HUANENG GROUP ENERGY EQUIPMENT CO., LTD.
NOTES TO CONDENSED FINANCIAL STATEMENTS
FOR THE SIX MONTHS ENDED JUNE 30, 2007 AND 2006
(Currency expressed in United States Dollars (“US$”))
(Unaudited)

6.	PREPAYMENTS AND OTHER RECEIVABLES

A summary of prepayments and other receivables was:

	June 30, 2007	December 31, 2006
		(audited)

Advances to employees	$280,180	$206,661
Deposits paid to suppliers	601,410	345,024
Other receivables	-	17,731
	$881,590	$569,416

7.	PROPERTY, PLANT AND EQUIPMENT, NET

Property, plant and equipment, net, consisted of the following:

	June 30, 2007	December 31, 2006
		(audited)

Building	$760,927	$721,753
Plant and machinery	1,161,492	1,157,166
Motor vehicles	249,106	199,606
Office equipment	104,074	109,806
	2,275,599	2,188,331

Less: accumulated depreciation	(1,118,764)	(1,036,810)
Net book value	$1,156,835	$1,151,521

Depreciation expense for the six months ended June 30, 2007 and 2006 were $114,595 and $80,247, respectively.

As of June 30, 2007 and 2006, certain property, plant and machinery with the net book value of $915,135 and $1,071,835 respectively, were pledged as securities in connection with outstanding loan facilities (see Note 9).

TIANJIN HUANENG GROUP ENERGY EQUIPMENT CO., LTD.
NOTES TO CONDENSED FINANCIAL STATEMENTS
FOR THE SIX MONTHS ENDED JUNE 30, 2007 AND 2006
(Currency expressed in United States Dollars (“US$”))
(Unaudited)
8.	INTANGIBLE ASSETS, NET

	June 30, 2007	December 31, 2006
		(audited)

Land use rights, cost	$528,704	$528,704

Less: accumulated amortization	(26,435)	(21,148)
Land use rights, net	$502,269	$507,556

Amortization expense for the six months ended June 30, 2007 and 2006 were $5,287 and $5,287, respectively.

9.	SHORT-TERM BANK LOAN

As of June 30, 2007, the Company has a short-term bank loan of $1,154,703 with the Agricultural Bank of China, which is secured with interest rate at 5.84% per annum payable quarterly, with principle due November 27, 2006. It is collateralized by building and certain plant and machinery of the Company (see Note 7).

10.	ACCRUED LIABILITIES AND OTHER PAYABLES

Accrued liabilities and other payables consisted of the following:

	June 30, 2007	December 31, 2006
		(audited)

Welfare payable	$688,250	$523,566
Salary payable	461,873	393,869
Accrued expenses	173,318	131,832
Government levy payable	80,849	99,293
	$1,404,290	$1,148,560

11.	LONG-TERM PAYABLES

Long-term payables consisted of the following:

	June 30, 2007	December 31, 2006
		(audited)

Payable to employees	$496,252	$496,252
Payable to government	194,560	194,560
Payable to third parties	57,600	57,600
	$748,412	$748,412

Payable to employees represented unsecured advances with interest rate at 8.20% per annum payable quarterly and no specific terms of repayment.

Payable to government and third parties represented unsecured advances, interest-free and no specific terms of repayment.

TIANJIN HUANENG GROUP ENERGY EQUIPMENT CO., LTD.
NOTES TO CONDENSED FINANCIAL STATEMENTS
FOR THE SIX MONTHS ENDED JUNE 30, 2007 AND 2006
(Currency expressed in United States Dollars (“US$”))
(Unaudited)

12.	INCOME TAXES

The Company is subject to taxes in the PRC. Pursuant to the PRC Income Tax Laws, the Company is generally subject to enterprise income tax (“EIT”) at a statutory rate of 33% (30% national income tax plus 3% local income tax).

The provision for income tax expense consisted of the following:

	Six months ended June 30,
	2007	2006

Current tax	$114,848	$53,090
Deferred tax	(47,549)	-
Income tax expenses	$67,299	$53,090

The reconciliation of income tax rate to the effective income tax rate based on income before income taxes stated in the statements of operations for the six months ended June 30, 2007 and 2006 is as follows:

	Six months ended June 30,
	2007	2006

Income before income taxes	$266,870	$149,713
Statutory income tax rate	33%	33%
	88,067	49,405
Add: Items not subject to taxes
- Provisions and accrued liabilities	7,071	3,685
- Deferred revenue	(27,839)	-
Income tax expenses	$67,299	$53,090

The following table sets forth the significant components of the deferred tax liabilities of the Company as of June 30, 2007 and December 31, 2006:

	June 30, 2007	December 31, 2006
		(audited)
Deferred tax liabilities:
- Accounts receivables	$31,489	$79,038
Deferred tax liabilities	$31,489	$79,038

TIANJIN HUANENG GROUP ENERGY EQUIPMENT CO., LTD.
NOTES TO CONDENSED FINANCIAL STATEMENTS
FOR THE SIX MONTHS ENDED JUNE 30, 2007 AND 2006
(Currency expressed in United States Dollars (“US$”))
(Unaudited)

13.	OWNERS’ EQUITY

Prior to the restructuring in 2004, the Company was established as a state-owned enterprise with a registered capital of $182,016 (approximately RMB1,500,000). In July 2004, the Company was restructured to a limited liability company with 51% of its equity interest owned by SAAC and 49% of equity interest owned by employees in the PRC. In accordance with the Company’s Articles of Association, the registered capital of the Company was $720,786 (approximately RMB5,940,000).

For the six months ended June 30, 2007, the Company declared and paid a dividend of $20,737 to the owners.

14.	SEGMENT INFORMATION

The Company operates in one single business segment that includes the design, development, manufacture of products and provision of energy-saving projects. The following table summarizes the Company’s net revenue generated from different geographic locations:

	Six months ended June 30,
	2007	2006
Revenue:
- Southeast Asia	$209,391	$31,062
- The PRC	6,440,478	4,046,941
Total revenue, net	$6,649,869	$4,078,003

All of the Company’s long-lived assets are located in the PRC.

15.	CONCENTRATION OF RISK

(a)	Major customers

The customers who account for 10% or more of revenue are presented as follows:

	Six months ended June 30, 2007
Customers	Revenue	Percentage of revenue	Trade accounts receivables

Customer A	$991,445	15%	$444,296

TIANJIN HUANENG GROUP ENERGY EQUIPMENT CO., LTD.
NOTES TO CONDENSED FINANCIAL STATEMENTS
FOR THE SIX MONTHS ENDED JUNE 30, 2007 AND 2006
(Currency expressed in United States Dollars (“US$”))
(Unaudited)

For the six months ended June 30, 2006, there is no customer who accounts for 10% or more of total revenues.

(b)	Major vendors

The vendors who account for 10% or more of purchases are presented as follows:

	Six months ended June 30, 2007
Vendors	Purchases	Percentage of purchases	Accounts Payables

Vendor A	$2,238,273	43%	$716,684
Vendor B	811,000	16%	-

Total:	$3,049,273	59%	$716,684

	Six months ended June 30, 2006
Vendors	Purchases	Percentage of purchases	Accounts Payables

Vendor A	$1,882,836	60%	$237,984
Vendor B	571,756	18%	-

Total:	$2,454,592	78%	$237,984

(c)	Credit risk

Financial instruments that potentially subject the Company to significant concentrations of credit risk consist principally of accounts receivable. The Company performs ongoing credit evaluations of its customers' financial condition, but does not require collateral to support such receivables.

(d)	Interest rate risk

As the Company has no significant interest-bearing assets, the Company’s income and operating cash flows are substantially independent of changes in market interest rates.

The Company’s interest-rate risk arises from long-term borrowings. Borrowings issued at variable rates expose the Company to cash flow interest-rate risk. Borrowings issued at fixed rates expose the Company to fair value interest-rate risk. Company policy is to maintain approximately all of its borrowings in floating rate instruments. At the period end, all of borrowings were at floating rates.

TIANJIN HUANENG GROUP ENERGY EQUIPMENT CO., LTD.
NOTES TO CONDENSED FINANCIAL STATEMENTS
FOR THE SIX MONTHS ENDED JUNE 30, 2007 AND 2006
(Currency expressed in United States Dollars (“US$”))
(Unaudited)

16.	COMMITMENTS

The Company rented offices under non-cancelable operating lease agreements. As of June 30, 2007, future minimum annual operating lease payments were as follows:

Years ending June 30:
2008	$12,720
2009	6,360
Total future minimum operating lease payments	$19,080

For the six months ended June 30, 2007 and 2006, rent expense was $6,360 and $6,360, respectively.

17.  SUBSEQUENT EVENTS

On May 18, 2007, the Company and the shareholders of the Company entered into a purchase agreement with Beijing Deli Solar Technology Development Co., Ltd. (“Deli Solar (Beijing)”), a wholly-owned subsidiary of Deli Solar (USA), Inc., a company organized under the laws of the State of Nevada and is a reporting issuer in the United States and has its shares listed on the NASD Over-the-Counter Bulletin Board under the symbol “DLSL”. Pursuant to the purchase agreement, Deli Solar (Beijing) agreed to acquire 51% of equity interest in the registered capital of the Company for a purchase price of $3,149,147. The transaction was closed on July 1, 2007 and approximately $1,575,600 was paid in July 2007. By supplemental agreement dated August 8, 2007, the purchase price was reduced to approximately $1,689,741.